This document is a copy of the Form 8-K
          pursuant to a rule 201 temporary hardship exemption


                SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC 20549



                              FORM 8-K

                           CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(D) OF
                THE SECURITIES EXCHANGE ACT OF 1934

Date  of Report (Date of earliest event reported): December 23, 1997



               EQUITY RESIDENTIAL PROPERTIES TRUST
         (Exact Name of Registrant as Specified in Charter)



MARYLAND                      1-12252                  13-3675988
(State or other         (Commission File Number)    (IRS  Employer
Jurisdiction of					    Identification No.)
Incorporation)


            TWO NORTH RIVERSIDE PLAZA, SUITE 400, CHICAGO, ILLINOIS 60606
               (Address of Principal Executive Office)   (Zip Code)


      Registrant's telephone number, including area code:  (312) 474-1300



                        NOT APPLICABLE
 (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

    On  December  23,  1997,  Evans Withycombe Residential,
Inc., a Maryland corporation ("EWR") was merged into Equity
Residential  Properties  Trust,  a   Maryland  real  estate
investment trust ("EQR") pursuant to an  Agreement and Plan
of  Merger dated as of August 27, 1997 by and  between  EQR
and EWR  (the  "Merger").   As  of  September 30, 1997, EWR
owned  or had interests in a portfolio  of  51  multifamily
properties  containing  15,700  apartment  units (including
stabilized  communities and communities under  development)
and managed 1,759  additional  units  owned  by  affiliated
entities.   The Merger was approved by the shareholders  of
each of EQR and  EWR  at  their respective special meetings
held on December 23, 1997.    With respect to EQR, 71.9% or
55,803,089 of the 77,546,215 common shares of beneficial interest outstanding of EQR approved the Merger. Regarding
EWR, 68.3% or 13,928,169 of the 20,477,006 common shares of
beneficial interest of EWR outstanding approved the Merger.
Each common share of beneficial interest, $.01 par value per share, of EWR outstanding immediately prior to the Merger was converted into 0.50 of a common share of beneficial interest, $.01 par value per share, of EQR.
Each outstanding share of EQR remained unchanged.

ITEM 7. FINANCIAL    INFORMATION,   PRO   FORMA   FINANCIAL
INFORMATION AND EXHIBITS.

    (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

        Incorporated by  reference to EQR's Proxy Statement
        dated November 24,  1997  relating  to  the Special
        Meeting of Shareholders of EQR held on December 23,
        1997,   which   was   part  of  EQR's  registration
        statement on Form S-4 (SEC File 333-35873).

    (B) PRO FORMA FINANCIAL INFORMATION

        Not   applicable   as  the  pro   forma   financial
        statements have been previously reported.

    (C) EXHIBITS

        2.1 Agreement and Plan  of Merger, dated August 27,
            1997,   by  and  between   Equity   Residential
            Properties    Trust    and   Evans   Withycombe
            Residential, Inc. (incorporated by reference to Appendix A of EQR's Proxy Statement dated
            November  24,  1997  relating  to  the  Special
            Meeting of Shareholders of EQR held on December
            23, 1997, which was part of EQR's registration statement on Form S-4 (SEC File No. 333-35873).

        2.2 Articles of Merger, dated December 23, 1997, by and between Equity Residential Properties Trust and Evans Withycombe Residential, Inc.

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



EQUITY RESIDENTIAL PROPERTIES TRUST


By:  /s/ Shelley L. Dunck
     Shelley L. Dunck, Vice President


     Dated:  December 23, 1997

                           EXHIBIT INDEX


     EXHIBIT
     NUMBER    EXHIBIT

     2.1 Agreement and Plan of Merger, dated August 27, 1997, by and between Equity Residential Properties Trust and Evans Withycombe Residential, Inc. (incorporated by reference to Appendix A of EQR's Proxy Statement dated November 24, 1997 relating to the Special Meeting of Shareholders of EQR held on December 23, 1997, which was part of EQR's registration statement on Form S-4 (SEC File No. 333-35873)

     2.2 Articles of Merger, dated December 23, 1997, by and between Equity Residential Properties Trust and Evans Withycombe Residential, Inc.